UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-05037)

Professionally Managed Portfolios
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
 (Address of principal executive offices) (Zip code)

Elaine E. Richards
Professionally Managed Portfolios
2020 E. Financial Way, Ste. 100
Glendora, CA 91741
 (Name and address of agent for service)

(626) 914-7363
Registrant's telephone number, including area code

Date of fiscal year end: November 30

Date of reporting period:  November 30, 2015

Item 1. Report to Stockholders.

ANNUAL REPORT
NOVEMBER 30, 2015

BP Capital TwinLine Energy Fund

Class A – Ticker: BPEAX
Class C – Ticker: BPECX
Class I – Ticker: BPEIX

BP Capital TwinLine MLP Fund

Class A – Ticker: BPMAX
Class C – Ticker: BPMCX
Class I – Ticker: BPMIX

TABLE OF CONTENTS

Shareholder Letter	2
Performance Information
BP Capital TwinLine Energy Fund	11
BP Capital TwinLine MLP Fund	12
Allocation of Investments	13
Schedule of Investments
BP Capital TwinLine Energy Fund	14
BP Capital TwinLine MLP Fund	16
Statements of Assets and Liabilities	18
Statements of Operations	20
Statements of Changes in Net Assets
BP Capital TwinLine Energy Fund	22
BP Capital TwinLine MLP Fund	24
Financial Highlights
BP Capital TwinLine Energy Fund	26
BP Capital TwinLine MLP Fund	29
Notes to the Financial Statements	32
Report of Independent Registered Public Accounting Firm	43
Expense Example	44
Trustees and Executive Officers	47
Additional Information	50
Privacy Notice	53

BP Capital Funds
SHAREHOLDER LETTER
November 30, 2015

Dear Shareholders,

Before we dig into the performance and outlook for the BP Capital TwinLine Funds, we want to let you know that we sincerely appreciate the confidence and consideration you placed in our team during 2015. We are proud of our first two years and look forward to keeping your trust in 2016. The BP Capital TwinLine Energy Fund provides investors the ability to invest in the American Energy and Industrial Renaissance across the entire energy value chain, from the suppliers of energy to the consumers of energy.  We view the BP Capital TwinLine MLP Fund as a unique way to attain exposure to a growing, new asset class that should offer shareholders the benefit of the continued build-out of North American energy infrastructure. We believe the BP Capital TwinLine team’s years of experience and industry access offer our shareholders sound investments in the American Energy and Industrial Renaissance.

Management Discussion of Fund Performance

BP Capital TwinLine Energy Fund

During the 12-month period from 11/30/2014-11/30/2015, energy markets were volatile, mirroring the price movements of West Texas Intermediate crude oil (WTI).  As the Energy Fund’s fiscal year started, the oil price was $69/barrel, but ended the fiscal year approximately 40% lower, at $42/barrel.  The combination of higher oil prices in recent years incentivized investments which resulted in higher oil production in 2015, both from OPEC and non-OPEC nations.  However, the biggest surprise to the market was the increased oil production by the OPEC cartel.  Since the beginning of 2012, OPEC maintained a quota of 30 million (MM) barrels/day. However, during the course of the 2015 fiscal year, OPEC production rose from 30.4 MM barrels/day to approximately 32 MM barrels/day, despite the fall in global oil prices.  While significant debate revolves around the motives behind OPEC’s increased production, the unmistakable fact is that global oil markets became oversupplied as a result.  While non-OPEC production growth was expected, at peak levels of oversupply, the difference between global supply and demand approximated the increased production from OPEC.

It is important to note that through the period global demand remained stronger than historical averages.  In fact, while recent historical average demand growth approximates 1.2 MM barrels/day, by the end of the fiscal year we believe crude oil demand will be approximately 2 MM barrels/day.

While the unexpected oversupply of crude oil caused the price of oil to fall, as the fiscal year ended we saw increasing signs that low commodity prices are causing producers to reduce investment, and therefore production.  In fact, production of oil in the lower 48 states peaked at 9.2 MM barrels/day in the calendar second quarter of 2015, and ended the fiscal year below 8.7 MM barrels/day.  Since shale oil wells’ production declines by an estimated average of 40% per year across the U.S., the impact of low oil prices are seen more quickly domestically than in other oil producing regions of the world.  However, as we write this annual letter, there are increasing signs that low oil prices are impacting global oil production, and the International Energy Agency (IEA) Monthly Oil Report published January 19, 2016, predicts that oil production in 2016 will be 700,000 barrels/day lower than in 2015.

As a result of lower global oil production and even muted global demand for oil, we expect the supply/demand equilibrium to be reached during the course of 2016, and oil prices to rise from their current levels between $30-$35/barrel.

While the majority of the public’s and market’s attention was focused on oil prices, it is important to note the fall in the price of natural gas.  During the period 11/30/2014-11/30/2015, the price of natural gas at Henry Hub fell from $4.24 to $2.09 per million British Thermal Units (MMBTU).  Strong production growth in the Marcellus and Utica shales in the Northeast combined with temperate weather in the second half of the year pushed natural gas prices to as low as $1.53, a level not seen in the last decade.

BP Capital Funds
SHAREHOLDER LETTER (Continued)
November 30, 2015

Unsurprisingly, energy equities fell as a result of the fall in commodity prices.  In the period 11/30/2014-11/30/2015, the S&P 500 Energy Index fell by 12.04%.  Stocks of companies supplying and transporting energy to the markets were disproportionately impacted by the fall in oil prices, with the exploration and production (E&P), oil services, and storage and transportation subsectors of the S&P 500 Energy Index falling 21.36%, 10.24%, and 34.33%, respectively.  Surprisingly, the S&P 500 Oil & Gas Refining Index rose by more than 38%, despite crude oil prices’ fall.

The BP Capital TwinLine Energy Fund (Energy Fund) performed strongly relative to competitors during the fiscal year ending November 30, 2015, falling -17.32%, compared to the -21.02% fall of the average energy fund as measured by Morningstar. Relative to the relevant indices, however, the Energy Fund underperformed, falling -17.32%, while the S&P 500 Energy Index and S&P North American Natural Resources Index fell -12.04% and -15.79%, respectively.  The portfolio benefited from strong stock selection, while sector allocation between different segments of the energy value chain detracted from portfolio performance.  In particular, stock selection in the Oil & Gas Exploration and Production and Oil & Gas Storage and Transportation segments added to portfolio performance, while underweight positions in the Integrated Oil and Oil & Gas Refining segments detracted from performance.  A swap contract had an overall negative impact on the Fund’s performance during the fiscal year ended November 30, 2015.

From the beginning of the fiscal year until June 2015, crude oil prices remained in a range between $40-60/barrel.  The combination of lower oil prices after the November 2014 OPEC meeting and relatively inexpensive oil producer stocks caused us to prematurely increase the weighting in the upstream portion of the energy value chain, which would have benefited from higher oil prices. However, while the portfolio performed well in the first half of the 2015 fiscal year, in the second half of the fiscal year the exposure to the upstream negatively impacted the portfolio.  An additional detractor from the portfolio was the overweight in the midstream sector.  When oil production peaked in the second quarter then fell in the United States, the transporters of crude oil suffered from falling volumes and then falling profits.

BP Capital TwinLine Energy Fund (I Share) vs Relevant Benchmarks

Performance shown from 11/30/2014-11/30/2015

BP Capital Funds
SHAREHOLDER LETTER (Continued)
November 30, 2015

From a stock perspective, the largest positive contributor to the performance of the Energy Fund was Nordic American Tanker (NAT), a company that owns and charters Suezmax crude oil tankers.  Through the course of fiscal year 2015, global oil production rose, particularly in OPEC nations. As a result, the need for oil producers to use flexible methods to connect suppliers and users of oil increased.  OPEC nations increased production, while demand in Asian countries remained strong, and the most efficient means to transport oil was via tanker.  When NAT was originally purchased for the portfolio in the first quarter of 2014, its valuation was inexpensive on a variety of metrics and as we exit the fiscal year the stock has risen by approximately 50% as energy stocks have fallen during the period.

A second positive contributor to performance was Diamondback Energy (FANG), a producer of oil and gas with strategically important positions in the Permian basin.  With many layers of oil producing rock in its acreage, FANG is able to produce oil at industry leading levels, and is therefore better able to weather the downturn in oil prices better than most industry peers.  During the fiscal year, the shares rose by 38.33%, in comparison to the S&P 500 Oil & Gas Exploration and Production Index falling by -21.36%.

BP Capital TwinLine Energy Portfolio Sector Weightings

The largest detractor to the Energy Fund’s performance was C&J Energy Services (CJES), which provides pressure pumping services for oil and gas producers in North America.  As oil prices and then production fell, demand for CJES’s services fell dramatically, and CJES’s profitability fell.  The stock came under more pressure than other oil services because the company has higher debt leverage, which magnified the impact of lower profitability.

Another large detractor to the Energy Fund was Bonanza Creek Energy (BCEI).  While well positioned to produce oil in the Rockies, BCEI, similar to CJES, maintains debt leverage.  As a result and as oil prices fell throughout the fiscal year, BCEI received less for their oil, and was not able to invest as much to grow production.  While the company appears to be inexpensive relative to the potential value of its acreage position, the holding was sold during the fiscal year, as oil prices continued to move lower, with the potential to further stress the balance sheet.

BP Capital Funds
SHAREHOLDER LETTER (Continued)
November 30, 2015

2016 Outlook

While the weakness in energy commodity prices in the second half of 2015 was primarily caused by an oversupplied oil market, we see clear signs that the oil market is likely to tighten through the course of 2016. Encouraged by high oil prices, U.S. oil producers invested to grow production until the second quarter of 2015.  With the onset of lower oil prices since the second half of the 2014, U.S. oil producers announced capital expenditure reductions, which accelerated in the second half of 2015.  As oil companies look to formulate their capital spending plans for 2016, with oil prices falling below $30/barrel, many oil producers have taken steps to further reduce spending, which will reduce oil production over time.

The impact of lower oil prices is impacting global oil producers as well.  Several companies have already announced expectations for lower than expected oil production in 2016, and longer term production expectations have also been reduced.  Looking to 2016 from an oil production perspective, OPEC production remains an unknown, particularly with the re-introduction of Iran into the international community.  Current estimates are for approximately 500,000 barrels/day of Iranian production to be sold shortly after the sanctions were lifted in January of 2016.

The other part of the equation which is causing concern is the seemingly fragile state of demand.  At demand growth of nearly 2 MM barrels/day over 2014, 2015 proved to be a very strong year for oil demand.  While many analysts agree that demand growth will be less than in 2015, some question whether demand growth will remain positive.  While emerging market economies have been slowing, demand trends remain decidedly positive, although weaker than in 2015.  Developed markets show similar resiliency.

Putting all of the supply/demand analysis together, with slowing global production and demand continuing to grow, albeit at a slower pace, supply/demand equilibrium is likely to be reached within 2016.  As a result, in order to incentivize future investment, oil prices will have to rise.  Without higher prices, oil production will continue to fall, because producing oil wells naturally decline over time.  New investment is necessary in order to grow global production and oil prices at these low levels will not allow production to rise to meet growing global demand.

From a portfolio perspective, higher oil prices will have an impact on investments across the energy value chain. While the consumers of energy have benefited from lower oil prices since the second half of 2014, the prospect of higher oil prices will benefit energy producers.  In 2015, the S&P 500 Oil & Gas Exploration and Production Index declined more than 21%, and by our estimates now imply oil prices approximating $43/barrel for the long term.  While in the near term oil prices are obviously below $43/barrel, in order to grow production to meet growing global demand a higher price will be necessary to incentivize investment.  As such, the Energy Fund is increasingly finding more attractive reward/risk opportunities in this critical element of the energy value chain.

BP Capital TwinLine MLP Fund

The BP Capital TwinLine MLP Fund (“MLP Fund”) experienced strong relative performance against its benchmark  in the fiscal year ended 11/30/15, although negative, with a total return of -26.90%, which compares favorably to the Alerian MLP Index (“AMZ Index” or “AMZ”) total return of -34.03%.  The Alerian MLP Index is a composite of 50 prominent energy Master Limited Partnerships that provides investors with a comprehensive benchmark for the LP asset class. Investors should be mindful that unlike the MLP Fund, the index does not reflect tax liabilities associated with investing through a C-Corporation structure.  The index is calculated using a float-adjusted, capitalization-weighted, total return methodology.  One cannot invest directly in an index.

BP Capital Funds
SHAREHOLDER LETTER (Continued)
November 30, 2015

The performance of the MLP Fund was truly a tale of two halves. The MLP Fund thrived in the first half, and then absolute performance—along with the rest of the master limited partnership (MLP) group—declined through the end of November.  Through the first half of the fiscal year, crude oil production in the U.S. continued to rise, which benefited pipeline companies which transport crude oil.  However, U.S. crude oil onshore production peaked in the second calendar quarter of 2015, and subsequently declined.  As a result, pipeline profitability declined, and broader concerns about debt leverage and distribution payment levels increased.  In the first half of the fiscal year, from 11/30/2014-05/31/2015, the MLP Fund rose by 1.14%, as compared to the AMZ Index, which declined by -8.42% during that same period.

Given the challenges the MLP sector faced in the second half of the fiscal year, from 05/31/2015-11/30/2015, the MLP Fund declined by -27.72%, compared to the AMZ Index’s decline of -27.96%.  The MLP Fund’s performance for the entirety of the fiscal year from 11/30/14 to 11/30/15 is shown in the chart below.

BP Capital TwinLine MLP Fund (I Share) vs Relevant Benchmarks

Performance shown from 11/30/2014-11/30/2015

Our careful selection of names within the “core midstream” underpinned the outperformance of the MLP Fund. We held to our investment criteria to pursue the following: 1) above-average distribution growth at a reasonable price, 2) relatively low debt-to-EBITDA ratios and high distribution coverage ratios, 3) enviable asset footprint, and 4) experienced, high-caliber management teams. We did not reach for yield but instead remained disciplined in accordance with our investment approach.

In the first half of the fiscal year, our disciplined process led us to find solid companies at attractive valuations.  As a result, the MLP Fund strongly outperformed the Alerian MLP Index.  During the calendar third quarter, however, we identified the trend that would define performance in the MLP industry – falling production.  As a result of falling crude oil production in the U.S. we allocated capital away from those midstream companies with exposure to crude oil production, as well as those companies with little financial flexibility.

BP Capital Funds
SHAREHOLDER LETTER (Continued)
November 30, 2015

For the entirety of the fiscal year, the stock performance broadly mirrors the differences in the economics between companies, as determined by the opportunity set some companies have in the context of rapidly changing crude oil and natural gas production.

The strongest relative contributor to portfolio performance was Tallgrass Energy Partners, LP, (TEP) which added 189 bps of value relative to the Alerian MLP Index.  One key area of growth in the pipeline segment is the evacuation of natural gas production from the rapidly growing Appalachian region to other parts of the country.  One of Tallgrass’ key assets is a pipeline called the Rockies Express, which carries natural gas from the northeast to the west.  That pipeline buttressed TEP’s future profitability as it gave investors confidence that distributions would not only be maintained but grow, in contrast to many competitors.

The second and third strongest contributors to relative performance were Delek Logistics Partners, LP (DKL), and Shell Midstream Partners, LP (SHLX).  In many ways, the reasons for both companies’ outperformance is similar.  In the case of DKL, the parent company, Delek US Holdings (DK) acquired a 48% stake in Alon USA Energy Inc (ALJ), giving a deep inventory of potential asset drop downs, and, therefore, growth prospects. Similarly, as a pipeline company with Royal Dutch Shell as its largest shareholder, SHLX benefits from the deep inventory of pipelines Royal Dutch Shell owns and will likely drop down into its affiliated midstream company.  DKL and SHLX shares added relative performance of 114 bps and 107 bps, respectively, during the fiscal year due to their unique growth opportunities, which provided the market with stronger growth outlooks than many other pipeline companies.

As mentioned earlier, declining crude oil production negatively impacted the industry and portfolio holdings.  In particular, the largest detractor from portfolio performance was Buckeye Partners LP (BPL), which detracted 85 bps points of relative performance due to the MLP Fund’s underweight position.  BPL maintains a valuable network of refined product pipelines which retained value even as crude oil production fell.  Demand to transport refined products remained strong, since lower prices for refined products increased the volumes of refined products demanded.

A second detractor from performance was Crestwood Equity Partners (CEQP), which detracted 75 bps of relative value.  As crude oil production peaked and then fell during the course of the summer, the Bakken shale in North Dakota saw disproportionate declines in crude oil production due to disadvantaged economics compared to other oil producing basins.  CEQP’s Bakken shale assets were exposed to the decline in crude oil production, and the shares fell nearly 48% during the fiscal year.

BP Capital Funds
SHAREHOLDER LETTER (Continued)
November 30, 2015

The chart below shows the portfolio subsector weightings as of November 30, 2015.

BP Capital TwinLine MLP Fund Subsector Weightings

(net assets)

2016 Outlook

We continue to see midstream companies as the best way to get exposure to the essential build-out of North American energy infrastructure. While the decline in commodity prices has impacted and likely pushed out discretionary or unannounced projects in future years, we believe other opportunities will emerge, including natural gas infrastructure with a focus on evacuation of natural gas from the Northeast.  In particular, in the last several months the MLP Fund has focused on companies which maintain significant financial flexibility to navigate the changing landscape for the transportation of energy commodities.  This can primarily take the form of low debt leverage or ample distribution coverage, which will allow companies to either invest in attractive projects or make accretive acquisitions to emerge stronger as the energy industry recovers.

BP Capital Funds
SHAREHOLDER LETTER (Continued)
November 30, 2015

IMPORTANT RISKS AND DISCLOSURES:

As with any mutual fund, it is possible to lose money by investing.

The BP Capital TwinLine™ Funds expect that a substantial portion of the cash flow they receive will be derived from their investments in MLPs. Cash available for distribution by MLPs may vary widely from quarter to quarter and will be affected by various factors affecting the entity’s operations. The Funds expect that a significant portion of their distributions to shareholders will be characterized as “return of capital” because of their MLP investments.

To qualify for treatment as a regulated investment company (“RIC”) under the Internal Revenue Code, the Energy Fund must meet certain income source, asset diversification and annual distribution requirements. If the Energy Fund’s MLP investments exceed 25% of its assets, the Energy Fund could fail to qualify as a RIC and would be taxed as an ordinary corporation. The resulting corporate taxes could substantially reduce the Fund’s assets and distributions.

Unlike a traditional mutual fund, the BP Capital TwinLine™ MLP Fund is taxed as an ordinary (“C”) corporation, meaning the Fund will pay federal income tax on its taxable income instead of passing on its income and loss to shareholders, and the Fund will not benefit from favorable tax rates on long-term capital gains.

Each Fund may invest a large portion of its assets in a small number of issuers, potentially creating greater risk than a diversified portfolio.

Energy related companies are subject to special risks, such as fluctuations in commodity prices and consumer demand, substantial government regulation, and depletion of reserves.

The MLP Fund invests primarily in master limited partnerships (MLPs) and the Energy Fund may invest up to 25% of its assets in MLPs. MLP units may have abrupt price fluctuations and trading volume may be low. MLP general partners have the power to take actions that adversely affect the interests of unit holders. Currently, most MLPs do not pay federal income tax, but an adverse change in the tax code could reduce or eliminate distributions paid by MLPs to the Funds.

Each Fund may invest in securities issued by companies of any size and in initial public offerings, each of which may be more volatile and less liquid than securities issued by large companies or seasoned issuers.

Each Fund may invest in debt securities rated below investment-grade, commonly known as high-yield securities or junk bonds.  High-yield bonds have greater risk of default and downgrade, and may be more volatile and less liquid than investment-grade debt.

Each Fund may invest in derivatives (futures, options, swaps) in order to enhance returns or reduce volatility, but which may have the opposite effects.

The views in this report were those as of the date written and may not reflect their views on the date this report is first published or any time thereafter. These views are intended to assist shareholders in understanding their investment in the Funds and do not constitute investment advice. This letter may contain discussions about certain investments both held and not held in the portfolio. All current and future holdings are subject to risk and to change.

The S&P 500 Index is a gauge of large cap U.S. equities. The Index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. The S&P 500 Energy Index comprises those companies included in the S&P 500 that are classified as members of the GICS® energy sector. The S&P 500 Oil and Gas Exploration and Production Index is a capitalization-weighted index, and is a GICS® Level 4 Sub-Industry

BP Capital Funds
SHAREHOLDER LETTER (Continued)
November 30, 2015

Group.  S&P N. America Natural Resources Index provides investors with a benchmark that represents U.S. traded securities that are classified under the GICS® energy and materials sector excluding the chemicals industry; and steel sub-industry.  The Alerian MLP Index (AMZ) is a composite of the 50 most prominent energy Master Limited Partnerships (MLPs) that provides investors with a benchmark for the MLP asset class. The index, which is calculated using a float-adjusted, capitalization-weighted methodology, is disseminated real-time on a price-return basis and on a total-return basis.  One basis point equals 0.01%.

BP Capital TwinLine Energy Fund
PERFORMANCE INFORMATION
For the Periods Ended November 30, 2015 (Unaudited)

				Since Inception
				Annualized Return
	6 Months	9 Months	1 Year	(12/31/2013)
Energy Fund – Class A (without maximum load)	(20.76)%	(18.15)%	(17.57)%	(8.54)%
Energy Fund – Class A (with maximum load)	(25.31)%	(22.85)%	(22.32)%	(11.33)%
Energy Fund – Class C*	(20.93)%	(18.44)%	N/A	(18.44)%
Energy Fund – Class I	(20.64)%	(17.95)%	(17.32)%	(8.40)%
S&P 500® Index	(0.21)%	0.42%	2.75%	8.60%
S&P 500® Energy Sector Index	(11.30)%	(11.64)%	(12.04)%	(10.59)%
S&P North American Natural Resources Sector Index	(15.37)%	(15.99)%	(15.79)%	(12.97)%

A $250,000 investment in the BP Capital TwinLine Energy Fund – Class I

The S&P 500® Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries.

The S&P 500® Energy Index comprises those companies included in the S&P 500 that are classified as members of the GICS® energy sector.

The S&P North American Natural Resources Index provides investors with a benchmark that represents U.S. traded securities that are classified under the GICS® energy and materials sector excluding the chemicals industry; and steel sub-industry.

Performance data represents past performance; past performance does not guarantee future results.  Performance data excludes the effect of applicable sales charges.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-855-40-BPCAP (1-855-402-7227), or visiting www.bpcfunds.com.

Performance data shown reflects the Class A maximum sales charge of 5.75%.  Performance of the Class A without load does not reflect the deduction of the sales load or fee.  If reflected, the load or fee would reduce the performance quoted.  Gross Expense Ratios for Class A shares, Class C shares, and Class I shares were 1.99%, 2.64% and 1.74%, respectively.  Class C shares are subject to a contingent deferred sales charge of 1.00% when redeemed within one year of purchase.  Performance presented without the load would be lower if this charge was reflected.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains and dividends, but does not reflect redemption fees.

*	Not annualized. Class C commenced operations on February 27, 2015. Since inception return as of February 27, 2015.

BP Capital TwinLine MLP Fund
PERFORMANCE INFORMATION
For the Periods Ended November 30, 2015 (Unaudited)

				Since Inception
				Annualized Return
	6 Months	9 Months	1 Year	(12/31/2013)
MLP Fund – Class A (without maximum load)	(27.90)%	(27.13)%	(27.17)%	(9.52)%
MLP Fund – Class A (with maximum load)	(32.04)%	(31.31)%	(31.37)%	(12.28)%
MLP Fund – Class C*	(28.05)%	(27.39)%	N/A	(27.39)%
MLP Fund – Class I	(27.72)%	(26.92)%	(26.90)%	(9.25)%
S&P 500® Index	(0.21)%	0.42%	2.75%	8.60%
Lipper Equity Income Funds Index	(2.95)%	(2.63)%	(1.43)%	4.81%
Alerian MLP Index	(30.57)%	(32.91)%	(38.29)%	(20.27)%

A $250,000 investment in the BP Capital TwinLine MLP Fund – Class I

The S&P 500® Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries.

The Lipper Equity Income Fund Index is an unmanaged equal-weighted index that tracks the daily total return performance of the 30 largest funds that, by prospectus language and portfolio practice, seek relatively high current income and growth of income by investing at least 65% of their portfolio in dividend-paying equity securities. These funds’ gross or net yield must be at least 125% of the average gross or net yield of the U.S. diversified equity fund universe.

The Alerian MLP Index is the leading gauge of large- and mid-cap energy Master Limited Partnerships (MLPs). The float-adjusted, capitalization-weighted index, which includes 50 prominent companies and captures approximately 75% of available market capitalization, is disseminated real-time on a total-return basis (AMZX).

Performance data represents past performance; past performance does not guarantee future results.  Performance data excludes the effect of applicable sales charges.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-855-40-BPCAP (1-855-402-7227), or visiting www.bpcfunds.com.

Performance data shown reflects the Class A maximum sales charge of 5.75%.  Performance of the Class A without load does not reflect the deduction of the sales load or fee.  If reflected, the load or fee would reduce the performance quoted.  Gross and Net Expense Ratios for Class A shares were 8.04% and 1.75%, respectively, Class C shares were 8.69% and 1.50%, respectively, and Class I shares were 7.79% and 2.50%, respectively.  The returns reflect the net expense ratio (contractual fee waiver) that is in effect through at least February 28, 2016.  In the absence of such waivers, total return would be reduced.  Class C shares are subject to a contingent deferred sales charge of 1.00% when redeemed within one year of purchase.  Performance presented without the load would be lower if this charge was reflected.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains and dividends, but does not reflect redemption fees.

*	Not annualized. Class C commenced operations on February 27, 2015. Since inception return as of February 27, 2015.

BP Capital Funds
ALLOCATION OF INVESTMENTS*
November 30, 2015 (Unaudited)

BP Capital TwinLine Energy Fund

BP Capital TwinLine MLP Fund

* As a percentage of total investments.

BP Capital TwinLine Energy Fund
SCHEDULE OF INVESTMENTS
November 30, 2015

	Shares	Fair Value
COMMON STOCKS – 90.1%

Chemicals – 6.6%
Dow Chemical Co.	74,045	$3,859,966
Westlake Chemical Corp.	74,700	4,485,735
		8,345,701
Exploration & Production – 31.4%
Anadarko Petroleum Corp.	65,649	3,932,375
Concho Resources, Inc. (a)	36,083	3,948,923
Continental Resources, Inc. (a)	110,280	4,003,164
Diamondback Energy, Inc. (a)	48,032	3,747,457
EOG Resources, Inc.	54,141	4,516,984
Gulfport Energy Corp. (a)	97,199	2,470,799
Newfield Exploration Co. (a)	77,547	2,966,948
Occidental Petroleum Corp.	59,192	4,474,323
Parsley Energy, Inc. – Class A (a)	223,813	4,397,925
Range Resources Corp.	83,323	2,381,371
Southwestern Energy Co. (a)	301,589	2,717,317
		39,557,586
Housewares – 3.5%
Tupperware Brands Corp.	77,691	4,410,518

Machinery – 7.3%
Horizon Global Corp. (a)	315,375	2,740,609
Ingersoll-Rand PLC	54,490	3,196,928
Trimas Corp. (a)	147,286	3,185,796
		9,123,333
Marine – 2.1%
Nordic American Tankers, Ltd.	179,497	2,656,556

Natural Gas/NGL Transportation – 5.0%
EQT Midstream Partners LP	34,147	2,310,045
Tallgrass Energy Partners LP	91,244	3,928,054
		6,238,099
Oil and Gas Extraction – 7.7%
RSP Permian, Inc. (a)	164,539	4,669,617
WPX Energy, Inc. (a)	583,477	5,006,233
		9,675,850
Oil Field Services – 17.5%
Baker Hughes, Inc.	70,374	3,805,122
Basic Energy Services, Inc. (a)	253,392	1,011,034
Forum Energy Technologies, Inc. (a)	306,708	4,803,047

The accompanying notes are an integral part of these financial statements.

BP Capital TwinLine Energy Fund
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2015

	Shares	Fair Value
COMMON STOCKS (Continued)

Oil Field Services (Continued)
Halliburton Co.	107,168	$4,270,645
Patterson-UTI Energy, Inc.	269,559	4,372,247
Schlumberger, Ltd.	49,375	3,809,281
		22,071,376
Refining – 5.2%
Tesoro Corp.	20,224	2,329,198
Valero Energy Corp.	31,656	2,274,800
Western Refining, Inc.	43,913	1,987,502
		6,591,500
Support Activities for Mining – 3.8%
Superior Energy Services, Inc.	301,094	4,718,143
TOTAL COMMON STOCKS (Cost $126,162,495)		113,388,662

PARTNERSHIPS & TRUSTS – 5.4%

Crude/Refined Product Transportation – 3.0%
Sunoco Logistics Partners LP	134,642	3,752,473

Natural Gas/NGL Transportation – 2.4%
Energy Transfer Equity LP	158,778	3,007,255
TOTAL PARTNERSHIPS & TRUSTS (Cost $9,129,693)		6,759,728

SHORT-TERM INVESTMENTS – 4.7%

Money Market Funds – 4.7%
Invesco Short-Term Investment Trust Liquid Assets Portfolio –
Institutional Class, 0.17% (b)	5,972,448	5,972,448
TOTAL SHORT-TERM INVESTMENTS (Cost $5,972,448)		5,972,448

Total Investments (Cost $141,264,636) – 100.2%		126,120,838
Liabilities in Excess of Other Assets – (0.2)%		(245,650)
TOTAL NET ASSETS – 100.0%		$125,875,188

Percentages are stated as a percent of net assets.

(a)	Non-income producing security
(b)	The rate quoted is the annualized seven-day yield as of November 30, 2015.

The accompanying notes are an integral part of these financial statements.

BP Capital TwinLine MLP Fund
SCHEDULE OF INVESTMENTS
November 30, 2015

	Shares	Fair Value
PARTNERSHIPS & TRUSTS – 87.5%

Crude/Refined Product Transportation – 26.3%
Buckeye Partners LP	6,700	$453,523
Delek Logistics Partners LP	23,100	843,381
Magellan Midstream Partners LP	11,900	744,107
MPLX LP	21,300	914,622
Shell Midstream Partners LP	23,700	826,419
Sunoco Logistics Partners LP	62,400	1,739,088
Tesoro Logistics LP	27,900	1,393,605
		6,914,745
Gathering & Processing – 20.70%
EnLink Midstream Partners LP	67,400	1,005,608
MarkWest Energy Partners LP	15,500	744,000
Rice Midstream Partners LP	35,450	493,464
Targa Resources Partners LP	43,800	1,000,392
Western Gas Equity Partners LP	15,789	658,717
Williams Partners LP	56,600	1,551,972
		5,454,153
Natural Gas/NGL Transportation – 32.4%
Columbia Pipeline Partners LP	95,000	1,428,800
Energy Transfer Equity LP	65,000	1,231,100
Energy Transfer Partners LP	44,100	1,685,061
Enterprise Products Partners LP	36,370	923,434
EQT GP Holdings LP	28,900	659,787
EQT Midstream Partners LP	14,100	953,865
Tallgrass Energy Partners LP	37,800	1,627,290
		8,509,337
Petroleum and Petroleum Products Merchant Wholesalers – 2.6%
Cheniere Energy Partners LP	27,000	693,900

Pipeline Transportation of Natural Gas – 5.5%
Penntex Midstream Partners LP	74,000	1,056,720
Southcross Energy Partners LP	85,000	391,000
		1,447,720
TOTAL PARTNERSHIPS & TRUSTS (Cost $27,331,798)		23,019,855

The accompanying notes are an integral part of these financial statements.

BP Capital TwinLine MLP Fund
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2015

	Shares	Fair Value
SHORT-TERM INVESTMENTS – 11.6%

Money Market Funds – 11.6%
Invesco Short-Term Investment Trust Liquid Assets Portfolio –
Institutional Class, 0.17% (a)	3,033,872	$3,033,872
TOTAL MONEY MARKET FUNDS (Cost $3,033,872)		3,033,872

Total Investments (Cost $30,365,670) – 99.1%		26,053,727
Other Assets in Excess of Liabilities – 0.9%		244,682
TOTAL NET ASSETS – 100.0%		$26,298,409

Percentages are stated as a percent of net assets.

(a)	The rate quoted is the annualized seven-day yield as of November 30, 2015.

The accompanying notes are an integral part of these financial statements.

BP Capital Funds
STATEMENTS OF ASSETS AND LIABILITIES
November 30, 2015

	BP Capital	BP Capital
	TwinLine	TwinLine
	Energy Fund	MLP Fund
Assets:
Investments, at value (cost $141,264,636 and $30,365,670, respectively)	$126,120,838	$26,053,727
Receivable for fund shares sold	221,869	363,715
Dividends and interest receivable	51,906	368
Expense reimbursement receivable in excess of investment advisory fees	—	16,627
Other assets	24,876	19,306
Total Assets	126,419,489	26,453,743

Liabilities:
Fund shares redeemed	304,179	9,383
Investment advisory fees, net	113,018	—
Distribution fees	7,786	2,761
Accrued fund accounting fees	9,370	6,509
Accrued fund administration fees	18,646	12,979
Accrued custody fees	2,400	942
Accrued trustee fees	1,422	1,676
Accrued shareholder service fees	11,045	2,896
Accrued tax service fees	—	73,087
Accrued transfer agent fees	16,661	12,770
Accrued printing and mailing fees	10,483	439
Accrued compliance fees	3,276	2,490
Other accrued expenses and payables	46,015	29,402
Total Liabilities	544,301	155,334
Net Assets	$125,875,188	$26,298,409

Net Assets Consist Of:
Paid-in-capital	$156,633,145	$33,932,888
Accumulated net investment loss, net of deferred tax benefit	(273,227)	(256,048)
Accumulated net realized loss on investments, net of deferred tax benefit	(15,340,932)	(2,911,680)
Net unrealized depreciation on investments, net of deferred tax benefit	(15,143,798)	(4,466,751)
Net assets	$125,875,188	$26,298,409

The accompanying notes are an integral part of these financial statements.

BP Capital Funds
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
November 30, 2015

	BP Capital	BP Capital
	TwinLine	TwinLine
	Energy Fund	MLP Fund
Class A
Net assets	$18,718,609	$8,760,226
Shares issued and outstanding (unlimited number of beneficial
interest authorized, no par value)	1,140,813	566,926
Net asset value, redemption price and minimum offering price per share	$16.41	$15.45
Maximum offering price per share ($16.41/94.25%) ($15.45/94.25%)	$17.41	$16.39

Class C
Net assets	$7,102,216	$1,819,245
Shares issued and outstanding (unlimited number of beneficial
interest authorized, no par value)	434,178	117,923
Net asset value, redemption price and offering price per share	$16.36	$15.43

Class I
Net assets	$100,054,363	$15,718,938
Shares issued and outstanding (unlimited number of beneficial
interest authorized, no par value)	6,078,204	1,012,396
Net asset value, redemption price and offering price per share	$16.46	$15.53

The accompanying notes are an integral part of these financial statements.

BP Capital Funds
STATEMENTS OF OPERATIONS
For the Year Ended November 30, 2015

	BP Capital	BP Capital
	TwinLine	TwinLine
	Energy Fund	MLP Fund
Investment Income:
Distributions received from master limited partnerships	$625,403	$1,071,843
Less: return of capital on distributions	(625,403)	(1,071,843)
Dividends from common stock	1,588,612	153,126
Interest	9,627	2,232
Total investment income	1,598,239	155,358

Expenses (Note 3):
Investment advisory fees	1,482,431	252,769
Administration fees	74,166	51,164
Transfer agent fees	59,445	43,001
Federal and state registration	46,553	29,455
Fund accounting fees	37,275	25,756
Reports to shareholders	31,101	7,032
Audit fees	23,700	81,187
Custody fees	14,341	5,781
Chief Compliance Officer fees	13,125	9,762
Trustee fees	10,451	9,934
Legal fees	8,902	8,902
Insurance expense	2,747	2,496
Franchise taxes	—	1,700
Distribution expenses – Class A (See Note 4)	47,795	21,723
Distribution expenses – Class C (See Note 4)*	22,217	6,116
Service fees – Class A	13,659	7,219
Service fees – Class C*	3,932	113
Service fees – Class I	—	1,710
Miscellaneous expenses	27,335	9,877
Total expenses before deferred tax benefit	1,919,175	575,697
Expense waiver (See Note 4)	—	(215,406)
Net expenses before deferred tax benefit	1,919,175	360,291
Net investment loss before deferred tax benefit	(320,936)	(204,933)
Deferred tax benefit	—	7,616
Net Investment Loss, Net of Deferred Tax Benefit	$(320,936)	$(197,317)

*  Share class commenced operations on February 27, 2015.

The accompanying notes are an integral part of these financial statements.

BP Capital Funds
STATEMENTS OF OPERATIONS (Continued)
For the Year Ended November 30, 2015 (Unaudited)

	BP Capital	BP Capital
	TwinLine	TwinLine
	Energy Fund	MLP Fund
Realized and Unrealized Gain (Loss)
on Investments and Swap Contracts:
Net realized loss on investments, before deferred tax benefit	$(15,203,679)	$(3,001,931)
Net realized loss on swap contracts, before deferred tax benefit	(529,470)	—
Deferred tax benefit	—	104,043
Net realized loss on investments and swap contracts	(15,733,149)	(2,897,888)
Net change in depreciation on investments, before deferred tax benefit	(9,137,400)	(5,245,693)
Net change in appreciation on swap contracts, before deferred tax benefit	443,018	—
Deferred tax benefit	—	181,809
Net change in depreciation on investments and swap contracts	(8,694,382)	(5,063,884)
Net realized and unrealized loss on investments	(24,427,531)	(7,961,772)
Net Decrease in Net Assets Resulting from Operations	$(24,748,467)	$(8,159,089)

The accompanying notes are an integral part of these financial statements.

BP Capital Funds
BP Capital TwinLine Energy Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Period Ended
	November 30, 2015	November 30, 2014*
Operations:
Net investment loss	$(320,936)	$(158,588)
Net realized gain (loss) on investment
transactions and swap contracts	(15,733,149)	2,616,067
Net change in unrealized depreciation on investments
and swap contracts	(8,694,382)	(6,449,416)
Net decrease in net assets resulting from operations	(24,748,467)	(3,991,937)

Distributions to Shareholders:
From net realized gains:
Class A shares	(383,957)	—
Class I shares	(1,646,326)	—
Total distributions	(2,030,283)	—

Capital Share Transactions:
Proceeds from shares sold
Class A shares	16,691,547	17,457,896
Class C shares**	9,579,976	—
Class I shares	88,187,804	71,569,639
Proceeds from dividends reinvested
Class A shares	381,416	—
Class I shares	1,620,345	—
Cost of shares redeemed
Class A shares	(9,241,328)	(438,462)
Class C shares**	(1,367,571)	—
Class I shares	(36,639,234)	(1,156,153)
Net increase in net assets from capital share transactions	69,212,955	87,432,920
Total Increase in Net Assets	42,434,205	83,440,983
Net Assets:
Beginning of year/period	83,440,983	—
End of year/period	$125,875,188	$83,440,983
Undistributed (accumulated) net investment income (loss)	$(273,227)	$443,018

*	Fund commenced operations on December 31, 2013.
**	Share class commenced operations on February 27, 2015.

The accompanying notes are an integral part of these financial statements.

BP Capital Funds
BP Capital TwinLine Energy Fund
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Year Ended	Period Ended
	November 30, 2015	November 30, 2014*
Changes in shares outstanding:
Class A shares:
Shares sold	889,013	759,954
Reinvested dividends	21,525	—
Shares redeemed	(509,979)	(19,700)
Net increase in shares outstanding	400,559	740,254

Class C shares**:
Shares sold	517,110	—
Shares redeemed	(82,932)	—
Net increase in shares outstanding	434,178	—

Class I shares:
Shares sold	4,688,688	3,393,734
Reinvested dividends	91,442	—
Shares redeemed	(2,042,106)	(53,554)
Net increase in shares outstanding	2,738,024	3,340,180

*	Fund commenced operations on December 31, 2013.
**	Share class commenced operations on February 27, 2015.

The accompanying notes are an integral part of these financial statements.

BP Capital Funds
BP Capital TwinLine MLP Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Period Ended
	November 30, 2015	November 30, 2014*
Operations:
Net investment loss, net of deferred tax expense	$(197,317)	$(58,731)
Net realized loss on investment transactions,
net of deferred tax expense	(2,897,888)	(13,792)
Net change in unrealized appreciation (depreciation)
on investments, net of deferred tax expense	(5,063,884)	597,133
Net increase (decrease) in net assets resulting from operations	(8,159,089)	524,610

Distributions to Shareholders:
Return of capital:
Class A shares	(404,429)	(51,490)
Class C shares**	(31,298)	—
Class I shares	(607,638)	(117,447)
Total distributions	(1,043,365)	(168,937)
Capital Share Transactions:
Proceeds from shares sold
Class A shares	6,969,831	8,122,562
Class C shares**	3,115,714	—
Class I shares	15,195,238	7,120,868
Proceeds from dividends reinvested
Class A shares	389,899	49,469
Class C shares**	25,070	—
Class I shares	598,879	117,185
Cost of shared redeemed
Class A shares	(2,399,671)	(803,246)
Class C shares**	(891,487)	—
Class I shares	(2,458,858)	(6,263)
Net increase in net assets from capital share transactions	20,544,615	14,600,575
Total Increase in Net Assets	11,342,161	14,956,248
Net Assets:
Beginning of year/period	14,956,248	—
End of year/period	$26,298,409	$14,956,248
Accumulated net investment loss	$(256,048)	$(58,731)

*	Fund commenced operations on December 31, 2013.
**	Share class commenced operations on February 27, 2015.

The accompanying notes are an integral part of these financial statements.

BP Capital Funds
BP Capital TwinLine MLP Fund
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Year Ended	Period Ended
	November 30, 2015	November 30, 2014*
Changes in shares outstanding:
Class A shares:
Shares sold	351,882	355,652
Reinvested dividends	19,306	2,156
Shares redeemed	(126,501)	(35,569)
Net increase in shares outstanding	244,687	322,239

Class C shares**:
Shares sold	170,867	—
Reinvested dividends	1,327	—
Shares redeemed	(54,271)	—
Net increase in shares outstanding	117,923	—

Class I shares:
Shares sold	772,733	344,509
Reinvested dividends	29,852	5,276
Shares redeemed	(139,694)	(280)
Net increase in shares outstanding	662,891	349,505

*	Fund commenced operations on December 31, 2013.
**	Share class commenced operations on February 27, 2015.

The accompanying notes are an integral part of these financial statements.

BP Capital Funds
BP Capital TwinLine Energy Fund – Class A
FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout the year/period
	Year Ended	Period Ended
	November 30, 2015	November 30, 2014(1)
Net asset value, beginning of year/period	$20.45	$20.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(2)	(0.10)	(0.11)
Net realized and unrealized gain (loss) on investments	(3.46)	0.56
Total from investment operations	(3.56)	0.45

LESS DISTRIBUTIONS:
From net realized gain	(0.48)	—
Total distributions	(0.48)	—
Net asset value, end of year/period	$16.41	$20.45

Total return	(17.57)%	2.25	%(3)

RATIO/SUPPLEMENTAL DATA:
Net assets, end of year/period (in thousands)	$18,718.6	$15,135.5

Portfolio turnover rate	79%	72	%(3)

RATIO OF EXPENSES TO AVERAGE NET ASSETS	1.87%	1.98	%(4)

RATIO OF NET INVESTMENT LOSS
TO AVERAGE NET ASSETS	(0.51)%	(0.53	)%(4)

(1)	Fund commenced operations on December 31, 2013.
(2)	Calculated using the average shares outstanding method.
(3)	Not annualized.
(4)	Annualized.

The accompanying notes are an integral part of these financial statements.

BP Capital Funds
BP Capital TwinLine Energy Fund – Class C
FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout the period
	Period Ended
	November 30, 2015(1)
Net asset value, beginning of period	$20.06

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(2)	(0.15)
Net realized and unrealized loss on investments	(3.55)
Total from investment operations	(3.70)
Net asset value, end of period	$16.36

Total return	(18.44	)%(3)

RATIO/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$7,102.2

Portfolio turnover rate	79	%(3)(5)

RATIO OF EXPENSES TO AVERAGE NET ASSETS	2.45	%(4)

RATIO OF NET INVESTMENT LOSS TO AVERAGE NET ASSETS	(1.15	)%(4)

(1)	Class commenced operations on February 27, 2015.
(2)	Calculated using the average shares outstanding method.
(3)	Not annualized.
(4)	Annualized.
(5)	Portfolio turnover calculated at the total Fund level.

The accompanying notes are an integral part of these financial statements.

BP Capital Funds
BP Capital TwinLine Energy Fund – Class I
FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout the year/period
	Year Ended	Period Ended
	November 30, 2015	November 30, 2014(1)
Net asset value, beginning of year/period	$20.45	$20.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(2)	(0.04)	(0.06)
Net realized and unrealized gain (loss) on investments	(3.47)	0.51
Total from investment operations	(3.51)	0.45

LESS DISTRIBUTIONS:
From net realized gain	(0.48)	—
Total distributions	(0.48)	—
Net asset value, end of year/period	$16.46	$20.45

Total return	(17.32)%	2.25	%(3)

RATIO/SUPPLEMENTAL DATA:
Net assets, end of year/period (in thousands)	$100,054.4	$68,305.5

Portfolio turnover rate	79%	72	%(3)

RATIO OF EXPENSES TO AVERAGE NET ASSETS	1.54%	1.73	%(4)

RATIO OF NET INVESTMENT LOSS
TO AVERAGE NET ASSETS	(0.20)%	(0.28	)%(4)

(1)	Fund commenced operations on December 31, 2013.
(2)	Calculated using the average shares outstanding method.
(3)	Not annualized.
(4)	Annualized.

The accompanying notes are an integral part of these financial statements.

BP Capital Funds
BP Capital TwinLine MLP Fund – Class A
FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout the year/period
	Year Ended		Period Ended
	November 30, 2015		November 30, 2014(1)
Net asset value, beginning of year/period	$22.25		$20.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(2)(6)	(0.20)		(0.20)
Net realized and unrealized gain (loss) on investments	(5.60)		2.87
Total from investment operations	(5.80)		2.67

LESS DISTRIBUTIONS:
From net investment income	—		—
From net realized gain	—		—
Return of capital	(1.00)		(0.42)
Total distributions	(1.00)		(0.42)
Net asset value, end of year/period	$15.45		$22.25

Total return	(27.17)%		13.37	%(3)

RATIO/SUPPLEMENTAL DATA:
Net assets, end of year/period (in thousands)	$8,760.2		$7,168.7

Portfolio turnover rate	96%		70	%(3)

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Gross operating expenses, before fees waived	2.70%		4.04	%(4)
Fees waived	(0.96)%		(2.29	)%(4)
Operating expenses, after fees waived	1.74%		1.75	%(4)
Deferred tax expense	(1.32	)%(5)	3.98	%(4)(5)
Total expense	0.42%		5.73	%(4)

RATIO OF NET INVESTMENT INCOME (LOSS)
TO AVERAGE NET ASSETS:
Before fees waived	(1.97	)%(6)	(3.28	)%(4)(6)
After fees waived	(1.01	)%(6)	(0.99	)%(4)(6)

(1)	Fund commenced operations on December 31, 2013.
(2)	Net investment income per share is calculated based on average shares outstanding.
(3)	Not annualized.
(4)	Annualized.
(5)	Deferred tax expense estimate is derived from the net investment income/loss, and realized and unrealized gain/loss.
(6)	Includes deferred tax expense from net investment income/loss only.

The accompanying notes are an integral part of these financial statements.

BP Capital Funds
BP Capital TwinLine MLP Fund – Class C
FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout the period
	Period Ended
	November 30, 2015(1)
Net asset value, beginning of period	$22.04

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(2)(6)	(0.24)
Net realized and unrealized gain on investments	(5.62)
Total from investment operations	(5.86)

LESS DISTRIBUTIONS:
Return of capital	(0.75)
Total distributions	(0.75)
Net asset value, end of period	$15.43

Total return	(27.39	)%(3)

RATIO/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$1,819.2

Portfolio turnover rate	96	%(3)(7)

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Gross operating expenses, before fees waived	3.06	%(4)
Fees waived	(0.89	)%(4)
Operating expenses, after fees waived	2.17	%(4)
Deferred tax expense	(1.27	)%(4)(5)
Total expense	0.90	%(4)

RATIO OF NET INVESTMENT INCOME (LOSS)
TO AVERAGE NET ASSETS:
Before fees waived	(2.66	)%(4)(6)
After fees waived	(1.76	)%(4)(6)

(1)	Fund commenced operations on February 27, 2015.
(2)	Net investment income per share is calculated based on average shares outstanding.
(3)	Not annualized.
(4)	Annualized.
(5)	Deferred tax expense estimate is derived from the net investment income/loss, and realized and unrealized gain/loss.
(6)	Includes deferred tax expense derived from net investment income/loss only.
(7)	Portfolio turnover calculated at the total Fund level.

The accompanying notes are an integral part of these financial statements.

BP Capital Funds
BP Capital TwinLine MLP Fund – Class I
FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout the year/period
	Year Ended		Period Ended
	November 30, 2015		November 30, 2014(1)
Net asset value, beginning of year/period	$22.28		$20.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(2)(6)	(0.14)		(0.15)
Net realized and unrealized gain (loss) on investments	(5.61)		2.87
Total from investment operations	(5.75)		2.72

LESS DISTRIBUTIONS:
Return of capital	(1.00)		(0.44)
Total distributions	(1.00)		(0.44)
Net asset value, end of year/period	$15.53		$22.28

Total return	(26.90)%		13.60	%(3)

RATIO/SUPPLEMENTAL DATA:
Net assets, end of year/period (in thousands)	$15,718.9		$7,787.6

Portfolio turnover rate	96%		70	%(3)

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Gross operating expenses, before fees waived	2.34%		3.79	%(4)
Fees waived	(0.92)%		(2.29	)%(4)
Operating expenses, after fees waived	1.42%		1.50	%(4)
Deferred tax expense	(1.24	)%(5)	3.98	%(4)(5)
Total expense	0.18%		5.48	%(4)

RATIO OF NET INVESTMENT INCOME (LOSS)
TO AVERAGE NET ASSETS:
Before fees waived	(1.63	)%(6)	(3.03	)%(4)(6)
After fees waived	(0.71	)%(6)	(0.74	)%(4)(6)

(1)	Fund commenced operations on December 31, 2013.
(2)	Net investment income per share is calculated based on average shares outstanding.
(3)	Not annualized.
(4)	Annualized.
(5)	Deferred tax expense estimate is derived from the net investment income/loss, and realized and unrealized gain/loss.
(6)	Includes deferred tax expense from net investment income/loss only.

The accompanying notes are an integral part of these financial statements.

BP Capital Funds
NOTES TO THE FINANCIAL STATEMENTS
November 30, 2015

NOTE 1 – ORGANIZATION

The BP Capital TwinLine Energy Fund (“Energy Fund”) and BP Capital TwinLine MLP Fund (“MLP Fund”) (collectively the “Funds”) are each a non-diversified series of shares of beneficial interest of Professionally Managed Portfolios (“Trust”), which is registered under the Investment Company Act of 1940, as amended (“1940 Act”) as an open-end investment management company. The Funds are each an investment company and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards (“FASB”) Accounting Standards Codification topic 946 “Financial Services – Investment Companies.”  The Funds are managed by BP Capital Fund Advisors, LLC (“the Advisor”).  The Funds’ Class A and Class I shares commenced operations on December 31, 2013.  The Funds’ Class C shares commenced operations on February 27, 2015.

The Energy Fund’s objective is to seek total return.  The Fund intends to conduct its operations so that it qualifies to be taxed as a “regulated investment company” (“RIC”) for federal income tax purposes, which will relieve the Fund of any liability for federal income tax to the extent its net income and net capital gains are distributed to shareholders.

The MLP Fund’s investment objective is to seek capital appreciation through distribution growth along with current income. The MLP Fund is treated as a regular corporation, or “C” corporation, for U.S. federal income tax purposes. Because the MLP Fund is treated as a “C” corporation, it will not be taxed as a RIC under Subchapter M of the Code, and therefore, is not required to comply with the diversification requirements applicable to RICs.

Each Fund offers three classes of shares, Class A, Class C and Class I.  All classes of shares hold equal rights as to earnings and assets with Class A and Class C shares bearing 12b-1 distribution expenses. Each class of shares has exclusive voting rights with respect to matters affecting that individual class. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.  Class A shares have a maximum front end sales load of 5.75% and a maximum deferred sales charge of 1.00%.  Class C shares have a maximum deferred sales charge of 1.00%.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds.  These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.
Security Valuation.  All equity securities that are traded on U.S. national or foreign securities exchanges, are valued either at the last reported sale price on the exchange on which the security is principally traded or the exchange’s official closing price if applicable.  If, on a particular day, an exchange-traded security does not trade, then the mean between the most recent quoted bid and asked prices will be used.  All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market.  If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

Debt securities are valued by using the mean between the closing bid and asked prices provided by an independent pricing service. If the closing bid and asked prices are not readily available, the independent pricing service may provide a price determined by a matrix pricing method. These techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. In the absence of a price from a pricing service, securities are valued at their respective fair values as determined in good faith by the Valuation Committee of the Trust.

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NOTES TO THE FINANCIAL STATEMENTS (Continued)
November 30, 2015

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Valuation Committee.  When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Board of Trustees.  Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value.  Different funds could reasonably arrive at different values for the same security.  The use of fair value pricing by a Fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations.

As described above, each Fund utilizes various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.
Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Energy Fund’s investments as of November 30, 2015. See the Schedule of Investments for industry breakouts:
Investments at Fair Value

	Level 1	Level 2	Level 3	Total
Common Stocks	$113,388,662	$—	$—	$113,388,662
Partnerships & Trusts	6,759,728	—	—	6,759,728
Short-Term Investments	5,972,448	—	—	5,972,448
Total Investment in Securities	$126,120,838	$—	$—	$126,120,838

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NOTES TO THE FINANCIAL STATEMENTS (Continued)
November 30, 2015

The following is a summary of the inputs used to value the MLP Fund’s investments as of November 30, 2015. See the Schedule of Investments for industry breakouts:
Investments at Fair Value

	Level 1	Level 2	Level 3	Total
Common Stocks	$10,472,102	$—	$—	$10,472,102
Partnerships & Trusts	12,547,753	—	—	12,547,753
Short-Term Investments	3,033,872	—	—	3,033,872
Total Investment in Securities	$26,053,727	$—	$—	$26,053,727

It is the Funds’ policy to recognize transfers between levels at the end of the Funds’ reporting period. There were no transfers made into or out of Level 1, 2, or 3 as of November 30, 2015.
B.
Partnership Accounting Policy.  The Funds record their pro rata share of income (loss) and capital gains (losses), to the extent of distributions they have received, allocated from the underlying partnerships and accordingly adjusts the cost basis of the underlying partnerships for return of capital.

C.
Security Transactions and Investment Income.  Investment securities transactions are accounted for on the trade date.  Gains and losses realized on sales of securities are determined on a specific identification basis.  Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method.  Dividend income is recorded on the ex-dividend date.  Interest income is recorded on an accrual basis.  Other non-cash dividends are recognized as investment income at the fair value of the property received. Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.  Distributions received from each of the Fund’s investment in master limited partnerships (“MLPs”) generally are comprised of ordinary income, capital gains and return of capital from the energy trusts of MLPs. The Funds record investment income on the ex-date of the distributions. For financial statement purposes, the Funds use return of capital and income estimates to allocate the dividend income received. Such estimates are based on historical information available from each energy trust, MLP and other industry sources. These estimates may subsequently be revised based on information received from energy trusts or MLPs after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Funds.

D.
Distributions to Shareholders.  Distributions to shareholders from net investment income and net realized gains on securities for the Energy Fund normally are declared and paid on an annual basis. The MLP Fund intends to make quarterly cash distributions to its shareholders.  Due to the tax treatment of the MLP Fund’s allocations and distributions from MLPs, the Advisor expects that a significant portion of the MLP Fund’s distributions to shareholders will typically be treated as return of capital to shareholders for U.S. federal income tax purposes (i.e., as distributions in excess of the MLP Fund’s current and accumulated earnings and profits as described below).  However, no assurance can be given in  this regard; just as the MLP Fund’s corporate income tax liability can fluctuate materially from year to year, the extent to which the MLP Fund is able to make return-of-capital distributions also can vary materially from year to year depending on a number different factors, including the composition of the MLP Fund’s portfolio, the level of allocations of net income and other tax items for the MLP Fund from its underlying MLP investments during a particular taxable year, the length of time the MLP Fund has owned the MLP equity securities in it portfolio, and the extent to which the MLP Fund

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NOTES TO THE FINANCIAL STATEMENTS (Continued)
November 30, 2015

disposes of MLP equity securities during a particular year, including, if necessary, to meet Fund shareholder redemption requests. Distributions are recorded on the ex-dividend date.

In general, a distribution will constitute a return of capital to a shareholder, rather than a dividend, to the extent such distribution exceeds the MLP Fund’s current and accumulated earnings and profits.  The portion of any distribution treated as a return of capital will constitute a tax-free return of capital to the extent of the shareholder’s basis in its MLP Fund shares and thereafter generally will be taxable to the shareholder as a capital gain.  Any such distribution, in turn, will result in a reduction in a shareholder’s basis in the MLP Fund’s shares (but not below zero) to the extent of the return of capital and in the shareholder’s recognizing more gain or less loss (that is, will result in an increase of a shareholder’s tax liability) when the shareholder later sells shares of the MLP Fund.  To permit the MLP Fund to maintain a more stable distribution rate, the MLP Fund may distribute less or more than the entire amount of cash it receives from its investments in a particular period.  Any undistributed cash would be available to supplement future distributions, and until distributed would add to the MLP Fund’s net asset value.  Correspondingly, such amounts, once distributed, will be deducted from the MLP Fund’s net asset value.  In addition, in the discretion of the MLP Fund, the MLP Fund may determine not to make distributions in quarters in which the MLP Fund believes that a distribution could cause adverse tax consequences to shareholders, including when the MLP Fund believes that a distribution may not constitute a tax-free return of capital as described above.

E.
Use of Estimates.  The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period.  Actual results could differ from those estimates.

F.
Share Valuation.  The net asset value (“NAV”) per share of the Funds are calculated by dividing the sum of the value of the securities held by the Funds, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding, rounded to the nearest cent.  The Funds’ shares will not be priced on the days on which the NYSE is closed for trading.

G.
Non-Diversification.  The Funds are “non-diversified” mutual funds and, as such, they are not subject to the diversification requirements under the Investment Company Act of 1940, as amended (the “1940 Act”).  Under the 1940 Act, a diversified fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of one issuer (and in not more than 10% of the outstanding voting securities of an issuer), excluding cash, Government securities, and securities of other investment companies.  Accordingly, the Funds are permitted to invest a greater percentage of their assets in the securities of a single issuer than a diversified fund.  As a result, a decline in the value of those holdings would cause an overall decline in value to decline to a greater degree than if each of these vehicles held a more diversified portfolio.

H.
Master Limited Partnerships.  Under normal circumstances, the MLP Fund seeks to achieve its investment objective by investing at least 80% of its net assets (plus any borrowing for investment purposes) in energy infrastructure master limited partnership (“MLP”) investments.  MLPs issue common units that represent an equity ownership interest in a partnership and provide limited voting rights.  MLP common units are registered with the Securities and Exchange Commission (“SEC”), and are freely tradable on securities exchanges such as the NYSE and the NASDAQ Stock Market (“NASDAQ”), or in the over-the-counter (“OTC”) market.  An MLP consists of one or more general partners, who conduct the business, and one or more limited partners.  MLP common unit holders have a limited role in the partnership’s operation and management.  The MLP Fund, as a

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NOTES TO THE FINANCIAL STATEMENTS (Continued)
November 30, 2015

limited partner, normally would not be liable for the debts of the MLP beyond the amounts the MLP Fund has contributed, but would not be shielded to the same extent that a shareholder of a corporation would be.  In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner.  This right of an MLP’s creditors would continue after the MLP Fund sold its investment in the MLP.

I.
MLP Concentration Risk.  Under normal circumstances, the MLP Fund intends to invest at least 80% of its net assets in energy infrastructure MLPs, which are subject to certain risks, such as supply and demand risk, depletion and exploration risk, commodity pricing risk, acquisition risk, and the risk associated with the hazards inherent in the midstream energy industry activities.  A substantial portion of the cash flow received by the MLP Fund is derived from investment in equity securities of MLPs.  The amount of cash that an MLP has available for distributions, and the tax character of such distributions, are dependent upon the amount of cash generated by the MLP’s operations.

J.
MLP Tax Risk.  Much of the benefit that each Fund may derive from its investment in equity securities of MLPs is a result of MLPs generally being treated as partnerships for U.S. federal income tax purposes. Partnerships do not pay U.S. federal income tax at the partnership level. Rather, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law or a change in the underlying business mix of a given MLP could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in the MLP being required to pay U.S. federal income tax (as well as state and local income taxes) on its taxable income.

K.
Tax Estimation/NAV Risk.  Any deferred tax liability balance will reduce the MLP Fund’s NAV.  The MLP Fund may also accrue a deferred tax asset balance, which reflects an estimate of the Fund’s future tax benefit associated with net operating losses and unrealized losses.  Any deferred tax asset balance will increase the MLP Fund’s NAV. To the extent the MLP Fund has a deferred tax asset balance consideration is given as to whether or not a valuation allowance, which would offset the value of some or all of the deferred tax asset balance, is required.  The MLP Fund will rely to some extent on information provided by MLPs, which may not be provided to the MLP Fund on a timely basis, to estimate current taxes and deferred tax liability and/or asset balances for purposes of financial statement reporting and determining its NAV. The daily estimate of the MLP Fund’s current taxes and deferred tax liability and/or asset balances used to calculate the MLP Fund’s NAV could vary dramatically from the MLP Fund’s actual tax liability or benefit, and, as a result, the determination of the Fund’s actual tax liability or benefit may have a material impact on the MLP Fund’s NAV.

L.
Guarantees and Indemnifications.  In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses.  The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.  However, based on experience, the Funds expect the risk of loss to be remote.

M.
Total Return Swap Contracts.  The Funds may enter into total return swap agreements.  A total return swap entered into by the Funds is a derivative contract that transfers the market risk of underlying assets.  The notional amount of each total return swap agreement is the agreed upon amount or value of the index used for calculating the returns that the parties to a swap agreement have agreed to exchange. The total return swaps are marked to market daily and any change is recorded in unrealized gain/loss on the Statement of Operations.  Gains or losses will be realized when the total return swap contracts are liquidated and will be presented as net realized gain or loss on swap contracts on the Statement of Operations.  Total return swap contracts outstanding at period end are listed on the Schedule of Swap Contracts, if applicable.  The Funds have adopted authoritative standards

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NOTES TO THE FINANCIAL STATEMENTS (Continued)
November 30, 2015

regarding disclosure about derivatives and hedging activities and how they affect the Funds’ Statement of Assets and Liabilities and Statement of Operations. The average notional value of total return swap contracts held by the Energy Fund during the year ended November 30, 2015 was $48,684.

Statement of Operations
The effect of derivative instruments on the Statement of Operations for the year ended November 30, 2015:

Change in
		Location of		Unrealized
		Gain (Loss)	Realized Loss	Appreciation
		on Derivatives	on Derivatives	on Derivatives
		Recognized	Recognized	Recognized
Fund	Instruments	in Income	in Income	in Income
Energy Fund	Swap Contracts	Net realized gain (loss)	$(529,470)	$443,018
and change in unrealized
gain (loss) on swaps

N.
Recently Issued Accounting Pronouncements.  In November 2015, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) No. 2015-07 “Income Taxes.”  Current GAAP requires an entity to separate deferred income tax liabilities and assets into current and noncurrent amounts.  This ASU intends to simplify the presentation of deferred income taxes by requiring that all deferred tax liabilities and assets be classified as noncurrent in the Statement of Assets and Liabilities.  The ASU is effective for financial statements issued for annual periods beginning after December 15, 2016.  Management is currently evaluating the impact the ASU will have on the financial statements and the notes to financial statements.

O.
Subsequent Events.  In preparing these financial statements, management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. The MLP Fund declared distributions of return of capital payable on December 1, 2015 to shareholders of record on November 30, 2015.  The distributions from the MLP Fund’s Class A, Class C and Class I shares were $145,983 or $0.2575 per share, $30,365 or $0.2575 per share, and $260,692 or $0.2575 per share, respectively.

NOTE 3 – INCOME TAXES

Energy Fund

The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from U.S. GAAP. These differences include (but are not limited to) investments organized as partnerships for tax purposes, foreign taxes, losses deferred to off-setting positions, tax treatment of organizational start-up costs, losses deferred due to wash sale transactions, dividends deemed paid upon shareholder redemption of fund shares and tax attributes from fund reorganizations.

U.S. GAAP requires that certain components of net assets related to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the fiscal year ended November 30, 2015, the following adjustments were made:

	Accumulated Net	Accumulated Net
	Investment Income (Loss)	Realized Gain/(Loss)	Paid-In-Capital
Energy Fund	$(395,309)	$408,039	$(12,730)

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NOTES TO THE FINANCIAL STATEMENTS (Continued)
November 30, 2015

The Energy Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code (“IRC”) applicable to regulated investment companies.  Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Energy Fund intends to declare each year as dividends in each calendar year at least 98.0% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.  At November 30, 2015 the Energy Fund had a capital loss carry-forward of $15,088,981 and deferred, on a tax basis, late year losses of $219,082.

As of November 30, 2015, the Energy Fund did not have any tax positions that did not meet the threshold of being sustained by the applicable tax authority. Generally, tax authorities can examine all the tax returns filed for the last three years. The tax periods since inception remain subject to examination by tax authorities in the United States.

The Energy Fund identifies its major tax jurisdiction as U.S. Federal and the Commonwealth of Massachusetts.  As of November 30, 2015, the Energy Fund was not aware of any tax positions for which it was reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

As of November 30, 2015, the components of distributable earnings on a tax basis were as follows:

Energy Fund
Cost of investments	$141,570,732 (a)
Gross tax unrealized appreciation	6,536,293
Gross tax unrealized depreciation	(21,986,187)
Net tax unrealized appreciation (depreciation)	(15,449,894)
Undistributed ordinary income	—
Undistributed long-term capital gains	—
Total distributable earnings	— (b)
Other accumulated gain (loss)	(15,308,063)
Total accumulated gain (loss)	$(30,757,957)

(a)	The difference between book basis and tax basis unrealized appreciation (depreciation) was attributed mainly to the treatment of wash sales and partnerships.
(b)	Other accumulated gain (loss) consists on non-expiring capital loss carryforwards and late year losses.

The tax character of distributions paid during the year ended November 30, 2015 and period ended November 30, 2014, was as follows:

	2015	2014
Distributions paid from:
Ordinary income	$2,019,184	$—
Long-term capital gain*	$11,099	$—

* Designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3).

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NOTES TO THE FINANCIAL STATEMENTS (Continued)
November 30, 2015

MLP Fund

The MLP Fund, taxed as a corporation, is obligated to pay federal and state income tax on its taxable income. Currently, the maximum marginal regular federal income tax rate for a corporation is 35% and the Fund may be subject to a 20% federal alternative minimum tax on its federal alternative minimum taxable income to the extent that its alternative minimum tax exceeds the regular federal income tax. The MLP Fund invests its assets primarily in MLPs which generally are treated as partnerships for federal income tax purposes. As a limited partner in MLPs, the MLP Fund reports its allocable share of each MLP’s taxable income in computing its own taxable income.

In calculating the MLP Fund’s daily net asset value, the MLP Fund will account for its deferred tax liability and/or asset balances. The MLP Fund will accrue in accordance with GAAP, a deferred income tax liability balance at the current effective U.S. Federal income tax rate plus an estimated state income tax rate for its future tax liability associated with the capital appreciation of its investments and the distributions received by the MLP Fund on equity securities of MLPs considered to be return of capital and for any net operating gains.

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting and tax purposes. A valuation allowance is recognized if, based on the weight of available evidence, it is more likely than not that some portion or all of a deferred income tax asset will not be realized. From time to time, as new information becomes available, the MLP Fund will modify its estimates or assumption regarding the deferred tax liabilities or assets. Components of the Fund’s deferred tax assets and liabilities as of November 30, 2015, are as follows:

Federal net operating loss carryforward (tax basis)	$65,090
State net operating loss carryforward (tax basis)	358
Capital loss carryforward (tax basis)	1,383,014
Unrealized losses on investment securities (tax basis)	1,281,396
Total deferred tax assets	2,729,858
Valuation allowance	(2,729,858)
Net deferred tax asset/liability	$—

To the extent the MLP Fund has a net capital loss in any tax year, the net capital loss generally can be carried back three years and forward five years to offset any capital gains realized during those other years. To the extent the MLP Fund has a net operating loss in any tax year the net operating loss generally can be carried back two years or forward twenty years to reduce the Fund’s net income realized during those other years. In the event a capital loss carryover or net operating loss carryover cannot be utilized in the carryover periods, the Fund’s U.S. federal income tax liability may be higher than expected, which will result in less cash available to distribute to shareholders.

As of November 30, 2015, the MLP Fund had capital loss carryovers of $3,884,115, expiring as follows:

Amount	Expiration
$ 59,715	11/30/2019
$3,824,400	11/30/2020

BP Capital Funds
NOTES TO THE FINANCIAL STATEMENTS (Continued)
November 30, 2015

As of November 30, 2015 the MLP Fund had net operating loss carryovers of $181,838, expiring as follows:

Amount	Expiration
$ 79,041	11/30/2034
$102,797	11/30/2035

Total income taxes have been computed by applying the federal statutory income tax rate of 34% plus a blended state income tax rate. The MLP Fund applied this effective rate to net investment income, realized and unrealized gains on investments before taxes in computing its total income taxes.

Total Tax Expense (Benefit)
Total
Tax Expense (Benefit) at Statutory Rates	$(2,873,292)
State Income Tax Expense, Net of Federal Benefit	(135,214)
Tax Expense (Benefit) on Permanent Items(1)	(14,820)
Tax Expense (Benefit) due to Change in Effective State Rates	—
Valuation Allowance	2,729,858
Total Tax Expense	$(293,468)

(1) Permanent items are made up of dividends received deductions.

At November 30, 2015, the tax cost basis of investments was $30,025,512 and gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$386,833
Gross unrealized depreciation	(4,358,618)
Net unrealized depreciation	$(3,971,785)

The tax composition of distributions paid during the year ended November 30, 2015 (estimated) and the period ended November 30, 2014 for the MLP Fund was as follows:

	Ordinary	Long-Term	Return of	Earnings &
Year	Income(1)	Capital Gains	Capital	Profits
2015	$—	$—	$1,043,365	$—
2014	$—	$—	$168,937	$—

(1)  For tax purposes, short-term capital gains distributions, if any, are considered ordinary income distributions.

The MLP Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the MLP Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on U.S. tax returns and state tax returns filed or expected to be filed since inception of the Funds. No income tax returns are currently under examination. The tax periods since inception remain subject to examination by the tax authorities in the United States. Due to the nature of the MLP Fund’s investments, the MLP Fund may be required to file income tax returns in several states. The MLP Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

BP Capital Funds
NOTES TO THE FINANCIAL STATEMENTS (Continued)
November 30, 2015

NOTE 4 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

The Advisor provides the Funds with investment management services under an Investment Advisory Agreement (the “Agreement”). Under the Agreement, the Advisor furnishes all investment advice, office space, certain administrative services, and provides most of the personnel needed by the Funds. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 1.25% for the Energy Fund and 1.10% for the MLP Fund, based upon the average daily net assets of each Fund. For the year ended November 30, 2015, the Energy Fund and MLP Fund incurred $1,482,431 and $252,769 in advisory fees, respectively.

The Advisor has contractually agreed to limit each Fund’s annual ratio of expenses for Class A, Class C and Class I shares as of each class’ average daily net assets. For the Energy Fund, the Class A, Class C and Class I shares expense limits are 2.00%, 2.65% and 1.75%, respectively.  For the MLP Fund, the Class A, Class C and Class I shares expense limits are 1.75%, 2.40% and 1.50%, respectively. The contract’s term is indefinite. At November 30, 2015, the cumulative unreimbursed amount paid and/or waived by the Advisor on behalf of the MLP Fund that may be recouped was $384,537. The Advisor may recover a portion of the above amount no later than the dates as stated below:

Year of Expiration	Amount
November 30, 2017	$169,131
November 30, 2018	$215,406

U.S. Bancorp Fund Services, LLC (“USBFS”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Funds’ administrator, fund accountant and transfer agent.  In those capacities USBFS maintains the Funds’ books and records, calculates the Funds’ NAV, prepares various federal and state regulatory filings, coordinates the payment of fund expenses, reviews expense accruals and prepares materials supplied to the Board of Trustees. The officers of the Trust and the Chief Compliance Officer are also employees of USBFS.  Fees paid by the Funds’ to USBFS for these services for the year ended November 30, 2015, are disclosed in the Statement of Operations.

The Funds have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act. The distribution plan requires the payment of a monthly service fee to Foreside Fund Services, LLC (the “Distributor”, also known as the principal underwriter) at an annual rate of 0.25% of the average daily net assets attributed to Class A shares and 0.75% of the average daily net assets attributed to Class C shares of the Funds.  Distribution fees are disclosed in the Statements of Operations.

The Funds have adopted a Shareholder Servicing Plan on behalf of each share class. Under the Shareholder Servicing Plan, Class A and I are authorized to pay an annual shareholder servicing fee of up to 0.10% of each Class’s average daily net assets and Class C is authorized to pay an annual shareholder servicing fee of up to 0.25% of the Class’s average daily net assets.  This fee is used to finance certain activities related to servicing and maintaining shareholder accounts.  Shareholder servicing fees incurred by the Fund are disclosed in the Statements of Operations.

NOTE 5 – PURCHASES AND SALES OF SECURITIES

For the year ended November 30, 2015, the cost of purchases of securities, excluding short-term securities, for the Energy Fund and the MLP Fund was $156,836,791 and $39,133,950, respectively. The proceeds from sales of securities, excluding short-term securities, for the Energy Fund and MLP Fund were $88,306,354 and $20,243,769, respectively. There were no reportable purchases or sales of U.S. Government obligations for the year ended November 30, 2015.

BP Capital Funds
NOTES TO THE FINANCIAL STATEMENTS (Continued)
November 30, 2015

NOTE 6 – CREDIT FACILITY

U.S. Bank N.A. has made available to the Energy Fund and MLP Fund a credit facility pursuant to a separate Loan and Security Agreement for temporary or extraordinary purposes. The maximum amount available to the Energy Fund was $8,000,000 and $4,000,000 for the MLP Fund. Advances are not collateralized by a first lien against each Fund’s assets. During the year ended November 30, 2015, the Funds did not utilize their line of credit facility.

BP Capital Funds
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders
Professionally Managed Portfolios

We have audited the accompanying statements of assets and liabilities of the BP Capital TwinLine Energy Fund and BP Capital TwinLine MLP Fund (the “Funds”), each a series of Professionally Managed Portfolios, including the schedules of investments, as of November 30, 2015, and the related statements of operations for the year then ended, and the statements of changes in net assets and financial highlights for the year then ended and for the period December 31, 2013 (commencement of operations) through November 30, 2014.  These financial statements and financial highlights are the responsibility of the Funds’ management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting.  Accordingly, we express no such opinion.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of November 30, 2015 by correspondence with the custodian.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BP Capital TwinLine Energy Fund and BP Capital TwinLine MLP Fund as of November 30, 2015, and the results of their operations for the year then ended, and the changes in their net assets and financial highlights for the year then ended and for the period December 31, 2013 through November 30, 2014, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
January 28, 2016

BP Capital Funds
EXPENSE EXAMPLE
For the Period Ended November 30, 2015 (Unaudited)

As a shareholder of the BP Capital TwinLine Energy Fund and/or BP Capital TwinLine MLP Fund you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions and exchange fees; and (2) ongoing costs, including investment advisory fees, distribution (12b-1) and service fees and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2015 through November 30, 2015).

Actual Expenses

The first line of the tables below provides information about actual account values based on actual returns and actual expenses.  You will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent.  If you request that a redemption be made by wire transfer, currently, the Funds’ transfer agent charges a $15.00 fee.  Individual Retirement Accounts ("IRA") will be charged a $15.00 annual maintenance fee.  To the extent a Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund.  Actual expenses of the underlying funds may vary.  These expenses are not included in the examples below.  The examples below include, but are not limited to, investment advisory, fund accounting, custody and transfer agent fees.  However, the examples below do not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6).  Then, multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example For Comparison Purposes

The second line of the tables below provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Funds and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect transactional costs, such as sales charges (loads) or exchange fees. Therefore, the second line of the table for each class is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

BP Capital Funds
EXPENSE EXAMPLE (Continued)
For the Period Ended November 30, 2015 (Unaudited)

	Beginning	Ending
	Account Value	Account Value	Expenses Paid
	June 1, 2015	November 30, 2015	During the Period*
BP Capital TwinLine Energy Fund – Class A
Actual	$1,000.00	$ 792.40	$ 8.90
Hypothetical (5% annual return before expenses)	$1,000.00	$1,015.14	$10.00

*
The expenses are equal to the Fund’s most recent six month annualized expense ratio of 1.98%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the most recent six-month period.

	Beginning	Ending
	Account Value	Account Value	Expenses Paid
	June 1, 2015	November 30, 2015	During the Period*
BP Capital TwinLine Energy Fund – Class C
Actual	$1,000.00	$ 790.70	$10.82
Hypothetical (5% annual return before expenses)	$1,000.00	$1,012.99	$12.16

*
The expenses are equal to the Fund’s most recent six month annualized expense ratio of 2.41%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the most recent six month period.

	Beginning	Ending
	Account Value	Account Value	Expenses Paid
	June 1, 2015	November 30, 2015	During the Period*
BP Capital TwinLine Energy Fund – Class I
Actual	$1,000.00	$ 793.60	$7.15
Hypothetical (5% annual return before expenses)	$1,000.00	$1,017.10	$8.04

*
The expenses are equal to the Fund’s most recent six month annualized expense ratio of 1.59%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the most recent six-month period.

	Beginning	Ending
	Account Value	Account Value	Expenses Paid
	June 1, 2015	November 30, 2015	During the Period*
BP Capital TwinLine MLP Fund – Class A
Actual**	$1,000.00	$ 721.00	$(10.10)
Hypothetical (5% annual return before expenses)***	$1,000.00	$1,036.80	$(11.95)

*
The expenses are equal to the Fund’s most recent six month annualized expense ratio of (2.34)%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the most recent six-month period.  The annualized expense ratio includes deferred taxes and franchise tax expense.

**	Excluding deferred taxes and franchise taxes, your actual cost of investment in the Fund would be $7.42 and the Fund’s six month annualized expense ratio would be 1.72%.
***	Excluding deferred taxes and franchise taxes, your hypothetical cost of investment in the Fund would be $8.69 and the Fund’s six month annualized expense ratio would be 1.72%.

BP Capital Funds
EXPENSE EXAMPLE (Continued)
For the Period Ended November 30, 2015 (Unaudited)

	Beginning	Ending
	Account Value	Account Value	Expenses Paid
	June 1, 2015	November 30, 2015	During the Period*
BP Capital TwinLine MLP Fund – Class C
Actual**	$1,000.00	$ 719.50	$(2.84)
Hypothetical (5% annual return before expenses)***	$1,000.00	$1,028.38	$(3.36)

*
The expenses are equal to the Fund’s most recent six month annualized expense ratio of (0.66)%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the most recent six month period.  The annualized expense ratio includes deferred taxes and franchise tax expense.

**	Excluding deferred taxes and franchise taxes, your actual cost of investment in the Fund would be $9.05 and the Fund’s six month annualized expense ratio would be 2.10%.
***	Excluding deferred taxes and franchise taxes, your hypothetical cost of investment in the Fund would be $10.61 and the Fund’s six month annualized expense ratio would be 2.10%.

	Beginning	Ending
	Account Value	Account Value	Expenses Paid
	June 1, 2015	November 30, 2015	During the Period*
BP Capital TwinLine MLP Fund – Class I
Actual**	$1,000.00	$ 722.80	$(13.82)
Hypothetical (5% annual return before expenses)***	$1,000.00	$1,041.11	$(16.37)

*
The expenses are equal to the Fund’s most recent six month annualized expense ratio of (3.20)%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the most recent six-month period.  The annualized expense ratio includes deferred taxes and franchise tax expense.

**	Excluding deferred taxes and franchise taxes, your actual cost of investment in the Fund would be $5.83 and the Fund’s six month annualized expense ratio would be 1.35%.
***	Excluding deferred taxes and franchise taxes, your hypothetical cost of investment in the Fund would be $6.83 and the Fund’s six month annualized expense ratio would be 1.35%.

BP Capital Funds
TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

The Board is responsible for the overall management of the Trust, including general supervision and review of the investment activities of the Funds.  The Board, in turn, elects the officers of the Trust, who are responsible for the day-to-day operations of the Trust and its separate series.  The current Trustees and executive officers of the Trust, their birth dates, positions with the Trust, terms of office with the Trust and length of time served, their principal occupations during the past five years and other directorships are set forth in the table below.

Number of
Portfolios
				in Fund	Other
	Positions	Term of Office		Complex(2)	Directorships
	with	and Length of	Principal Occupation	Overseen	Held During
Name, Address and Age	the Trust(1)	Time Served	During Past Five Years	by Trustees	Past Five Years

Independent Trustees of the Trust

Dorothy A. Berry	Chairman	Indefinite Term;	Formerly, President, Talon	2	Director, PNC
(born 1943)	and	Since	Industries, Inc. (business		Funds, Inc.
c/o U.S. Bancorp	Trustee	May 1991.	consulting); formerly,
Fund Services, LLC			Executive Vice President
2020 E. Financial Way			and Chief Operating Officer,
Suite 100			Integrated Asset Management
Glendora, CA 91741			(investment advisor and
manager) and formerly,
President, Value Line, Inc.
(investment advisory and
financial publishing firm).

Wallace L. Cook	Trustee	Indefinite Term;	Investment Consultant;	2	The Dana
(born 1939)		Since	formerly, Chief Executive		Foundation;
c/o U.S. Bancorp		May 1991.	Officer, Rockefeller Trust Co.,		The Univ. of
Fund Services, LLC			(prior thereto Senior Vice		Virginia Law
2020 E. Financial Way			President), and Managing		School Fdn.
Suite 100			Director, Rockefeller & Co.
Glendora, CA 91741			(Investment Manager and
Financial Advisor); formerly,
Senior Vice President,
Norton Simon, Inc.
(international consumer
products conglomerate).

Eric W. Falkeis	Trustee	Indefinite Term;	Chief Operating Officer,	2	Interested
(born 1973)		Since	Direxion Funds since 2013;		Trustee,
c/o U.S. Bancorp		September 2011.	formerly, Senior Vice President		Direxion Funds,
Fund Services, LLC			and Chief Financial Officer		Direxion ETF
2020 E. Financial Way			(and other positions),		Trust and
Suite 100			U.S. Bancorp Fund		Direxion
Glendora, CA 91741			Services, LLC 1997-2013.		Variable Trust.

BP Capital Funds
TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Number of
Portfolios
				in Fund	Other
	Positions	Term of Office		Complex(2)	Directorships
	with	and Length of	Principal Occupation	Overseen	Held During
Name, Address and Age	the Trust(1)	Time Served	During Past Five Years	by Trustees	Past Five Years

Carl A. Froebel	Trustee	Indefinite Term;	Formerly President and	2	None.
(born 1938)		Since	Founder, National Investor
c/o U.S. Bancorp		May 1991.	Data Services, Inc.
Fund Services, LLC			(investment related
2020 E. Financial Way			computer software).
Suite 100
Glendora, CA 91741

Steven J. Paggioli	Trustee	Indefinite Term;	Consultant, since July	2	Independent
(born 1950)		Since	2001; formerly, Executive		Trustee, The
c/o U.S. Bancorp		May 1991.	Vice President, Investment		Managers
Fund Services, LLC			Company Administration,		Funds; Trustee,
2020 E. Financial Way			LLC (mutual fund		Managers AMG
Suite 100			administrator).		Funds, Aston
Glendora, CA 91741					Funds; Advisory
Board Member,
Sustainable
Growth
Advisers, LP;
Independent
Director, Chase
Investment
Counsel.
Officers of the Trust

Elaine E. Richards	President	Indefinite Term;	Vice President and	Not	Not
(born 1968)		Since	Legal Compliance	Applicable.	Applicable.
c/o U.S. Bancorp		March 2013.	Officer, U.S. Bancorp
Fund Services, LLC	Secretary	Indefinite Term;	Fund Services,
2020 E. Financial Way		Since	LLC, since
Suite 100		February 2008.	July 2007.
Glendora, CA 91741

Eric C. VanAndel	Treasurer	Indefinite Term;	Senior Vice President,	Not	Not
(born 1975)		Since	U.S. Bancorp Fund	Applicable.	Applicable.
c/o U.S. Bancorp		April 2013.	Services, LLC,
Fund Services, LLC			since April 2005.
615 East Michigan St.
Milwaukee, WI 53202

BP Capital Funds
TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Number of
Portfolios
				in Fund	Other
	Positions	Term of Office		Complex(2)	Directorships
	with	and Length of	Principal Occupation	Overseen	Held During
Name, Address and Age	the Trust(1)	Time Served	During Past Five Years	by Trustees	Past Five Years
Donna Barrette	Chief	Indefinite Term;	Senior Vice President	Not	Not
(born 1966)	Compliance	Since	and Compliance Officer,	Applicable.	Applicable.
c/o U.S. Bancorp	Officer	July 2011.	U.S. Bancorp Fund
Fund Services, LLC	Anti-Money	Indefinite Term;	Services, LLC since
615 East Michigan St.	Laundering	Since	August 2004.
Milwaukee, WI 53202	Officer	July 2011.
	Vice President	Indefinite Term;
Since
July 2011.

(1)	All Trustees of the Trust are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
The Trust is comprised of numerous series managed by unaffiliated investment advisers.  The term “Fund Complex” applies only to the Funds.The Funds do not hold themselves out as related to any other series within the Trust for purposes of investment and investor services, nor do they share the same investment advisor with any other series.

BP Capital Funds
ADDITIONAL INFORMATION (Unaudited)

Information About Proxy Voting

A description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free at 1-855-40-BPCAP (1-855-402-7227) or by accessing the SEC’s website at www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the period ending June 30 is available by calling toll-free 1-855-40-BPCAP (1-855-402-7227) or by accessing the SEC’s website at www.sec.gov.

Information About Portfolio Holdings

The Funds file their complete schedules of portfolio holdings for their first and third fiscal quarters with the SEC on Form N-Q.  The Funds’ Form N-Q is available without charge, upon request, by calling toll-free at 1-855-40-BPCAP (1-855-402-7227).  Furthermore, you may obtain the Form N-Q on the SEC’s website at www.sec.gov.  The Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding

In an effort to conserve resources, the Funds intend to reduce the number of duplicate Prospectuses and Annual and Semi-Annual Reports you receive by sending only one copy of each to addresses where we reasonably believe two or more account are from the same family.  If you would like to discontinue householding for your accounts, please call toll-free 1-855-40-BPCAP (1-855-402-7227) to request individual copies of these documents.  We will begin sending individual copies thirty days after receiving your request to stop householding.  This policy does not apply to account statements.

Information About the Funds’ Trustees

The Statement of Additional Information (“SAI”) includes additional information about the Funds’ Trustees and is available without charge, upon request, by calling 1-855-40-BPCAP (1-855-402-7227).  Furthermore, you can obtain the SAI on the SEC’s website at www.sec.gov or the Funds’ website at www.bpcfunds.com.

Qualified Dividend Income/Dividends Received Deduction

For the fiscal year ended November 30, 2015, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The Percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) was as follows:

BP Capital Twinline Energy Fund:  99.28%

The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

BP Capital Twinline Energy Fund:  0.76%

Dividends received deduction for the fiscal year ended November 30, 2015 was as follows:

BP Capital Twinline Energy Fund:  0.76%

BP Capital Funds
ADDITIONAL INFORMATION (Unaudited) (Continued)

Approval of Investment Advisory Agreement

At a meeting held on November 16 and 17, 2015, the Board (which is comprised of five persons, all of whom are Independent Trustees as defined under the Investment Company Act) considered and approved the continuance of the Investment Advisory Agreement (the “Advisory Agreement”) between Professionally Managed Portfolios (the “Trust”) and BP Capital Fund Advisors, LLC (the “Advisor”) for the BP Capital TwinLine Energy Fund and BP Capital TwinLine MLP Fund (each a “Fund,” and together, the “Funds”).  At this meeting and at two prior meetings held on May 28-29, 2015 and August 17-18, 2015, the Board received and reviewed substantial information regarding the Funds, the Advisor and the services provided by the Advisor to the Funds under the Advisory Agreement.  This information formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the continuance of the Advisory Agreement:

1.
The nature, extent and quality of the services provided and to be provided by the Advisor under the Advisory Agreement.  The Trustees discussed the nature, extent and quality of the Advisor’s overall services provided to the Funds as well as its specific responsibilities in all aspects of the day-to-day management of the Funds.  The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel at the Advisor that would be involved in the day-to-day activities of the Funds.  The Board also considered the resources and compliance structure of the Advisor, including information regarding its compliance program, its chief compliance officer and the Advisor’s compliance record, and the Advisor’s disaster recovery/business continuity plan.  The Board also considered the prior relationship between the Advisor and the Trust, as well as the Board’s knowledge of the Advisor’s operations, and noted that during the course of the prior year they had met with the Advisor in person to discuss fund performance, investment outlook as well as various marketing and compliance topics, including the Advisor’s risk management process.  The Board concluded that the Advisor had the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that the nature, overall quality and extent of such management services are satisfactory.  The Board also considered, and took into account, the efforts undertaken by the Advisor to enhance its compliance program.

2.
The Funds’ historical performance and the overall performance of the Advisor.  In assessing the quality of the portfolio management delivered by the Advisor, the Board reviewed the short-term and long-term performance of each Fund on both an absolute basis, and in comparison to appropriate securities benchmarks and its peer funds utilizing Morningstar classifications.  While the Board considered both short-term and long-term performance, it placed greater emphasis on longer term performance.  When reviewing each Fund’s performance against its comparative peer group universe, the Board took into account that the investment objective and strategies of each Fund, as well as its level of risk tolerance, may differ significantly from funds in the peer universe.

For the BP Capital TwinLine Energy Fund, the Board noted that the Fund outperformed its peer group median average for the one-year period ended March 31, 2015.  The Board also considered the performance of the BP Capital TwinLine Energy Fund against a broad-based securities market benchmark.  In considering the performance of the BP Capital TwinLine Energy Fund, the Board considered that the Fund has less than three years of operations.

BP Capital Funds
ADDITIONAL INFORMATION (Unaudited) (Continued)

For the BP Capital TwinLine MLP Fund, the Board noted that the Fund outperformed its peer group median average for the one-year period ended March 31, 2015.  The Board also considered the performance of the Fund against a broad-based securities market benchmark.  In considering the performance of the BP Capital TwinLine MLP Fund, the Board considered that the Fund has less than three years of operations.

3.
The costs of the services provided and the structure of the Advisor’s fees under the Advisory Agreement.  The Board noted that the Advisor did not manage any similarly managed separate accounts.  In considering the advisory fee and total fees and expenses of each Fund, the Board reviewed comparisons to the peer funds as well as all expense waivers and reimbursements.

For the BP Capital TwinLine Energy Fund, the Board noted that the Advisor agreed to enter into an agreement to limit the annual expense ratios to 2.65%, 2.00% and 1.75% of the average daily net assets of Class C shares, Class A shares and Class I shares of the Fund, respectively (the “Expense Caps”).  The Board noted that the Fund’s advisory fee and net expense ratios were higher than those of its peer group median and average.  The Board concluded that the fees paid to the Advisor were not unreasonable.

For BP Capital TwinLine MLP Fund, the Board noted that the Advisor agreed to enter into an agreement to limit the annual expense ratios to 2.40%, 1.75% and 1.50% of the average daily net assets of Class C share, Class A shares and Class I shares, respectively (the “Expense Caps”).  The Board noted that the Fund’s advisory fee and net expense ratios were higher than those of its peer group median and average.  The Board concluded that the fees paid to the Advisor were not unreasonable.

4.
Economies of Scale.  The Board also considered whether economies of scale were being realized by the Advisor that should be shared with shareholders.  The Board noted that the Advisor has contractually agreed to reduce its advisory fees or reimburse expenses so that each Fund does not exceed its specified Expense Caps.  The Board noted that at current asset levels, it did not appear that there were additional significant economies of scale being realized by the Advisor that should be shared with shareholders and concluded that it would continue to monitor economies of scale in the future as circumstances changed and assuming asset levels continued to increase.

5.
The profits to be realized by the Advisor and its affiliates from their relationship with the Funds.  The Board reviewed the Advisor’s financial information and took into account both the direct benefits and the indirect benefits to the Advisor from advising the Funds.  The Board considered the profitability to the Advisor from its relationship with the Funds and considered any additional benefits derived by the Advisor from its relationship with the Funds, including 12b distribution fees for Class C and Class A shares of the Fund and for benefits received in exchange for “soft dollars” paid to the Advisor.  After such review, the Board determined that the profitability to the Advisor with respect to the Advisory Agreement was not excessive, and that the Advisor had maintained adequate profit levels to support the services it provides to the Funds.

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreement, but rather, the Board based its determination on the total mix of information available to them.  Based on a consideration of all the factors in their totality, the Board determined that the advisory arrangements with the Advisor, including the advisory fees, were fair and reasonable.  The Board therefore determined that the continuance of the Advisory Agreement would be in the best interests of the Funds and their shareholders.

BP Capital Funds
PRIVACY NOTICE (Unaudited)

The Funds collect non-public information about you from the following sources:

•  Information we receive about you on applications or other forms;

•  Information you give us orally; and

•  Information about your transactions with us or others.

The Funds do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. The Funds may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Funds. The Funds will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility. The Funds maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your non-public information with the same high degree of confidentiality.

In the event that you hold shares of a Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

Advisor
BP Capital Fund Advisors, LLC
8117 Preston Road, Suite 260
Dallas, Texas 75225

Distributor
Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
www.foreside.com

Custodian
U.S. Bank N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent, Fund Accountant and Fund Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
1-855-40-BPCAP (1-855-402-7227)

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Legal Counsel
Schiff Hardin LLP
666 Fifth Avenue
Suite 1700
New York, New York 10103

Fund Information
Fund	Symbol	CUSIP
BP Capital TwinLine Energy Fund – Class A	BPEAX	74316J292
BP Capital TwinLine Energy Fund – Class C	BPECX	74316P827
BP Capital TwinLine Energy Fund – Class I	BPEIX	74316J284

BP Capital TwinLine MLP Fund – Class A	BPMAX	74316J276
BP Capital TwinLine MLP Fund – Class C	BPMCX	74316P819
BP Capital TwinLine MLP Fund – Class I	BPMIX	74316J268

This report is submitted for the general information of the shareholders of the Funds.  It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Funds’ risks, objectives, fees and expenses, experience of its management, and other information.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees of the Trust has determined that there is at least one audit committee financial expert serving on its audit committee. Ms. Dorothy A. Berry and Messrs. Wallace L. Cook, Carl A. Froebel, Eric W. Falkeis and Steven J. Paggioli are each an “audit committee financial expert” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal periods.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant.  The following tables detail the aggregate fees billed or expected to be billed for each of the last two fiscal periods for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

BP Capital TwinLine Energy Fund

	FYE 11/30/2015	FYE 11/30/2014
Audit Fees	$20,500	$20,000
Audit-Related Fees	N/A	N/A
Tax Fees	$2,600	$2,600
All Other Fees	N/A	N/A

BP Capital TwinLine MLP Fund

	FYE 11/30/2015	FYE 11/30/2014
Audit Fees	$20,500	$20,000
Audit-Related Fees	N/A	N/A
Tax Fees	$5,000	$2,600
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentages of fees billed by Tait, Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 11/30/2015	FYE 11/30/2014
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment advisor (and any other controlling entity, etc.—not sub-advisor) for the last two periods.  The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment advisor is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 11/30/2015	FYE 11/30/2014
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has adopted a nominating committee charter that contains the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.  There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees for the period.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Professionally Managed Portfolios

By (Signature and Title)         /s/ Elaine E. Richards
Elaine E. Richards, Principal Executive Officer

Date                          2/2/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)          /s/ Elaine E. Richards
Elaine E. Richards, Principal Executive Officer

Date                          2/2/2016

By (Signature and Title)          /s/ Eric C. VanAndel
Eric C. VanAndel, Principal Financial Officer

Date                 2/2/2016

* Print the name and title of each signing officer under his or her signature.